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                                   Exhibit 21

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                                              Jurisdiction of          % of
Name of Corporate Subsidiary                    Organization        Ownership
--------------------------------------------------------------------------------
El Conquistador Ferryboat Inc.                  Puerto Rico           100%
                                                                  by Williams
                                                               Hospitality Group
                                                                      Inc.
--------------------------------------------------------------------------------
ESJ Hotel Corporation                             Delaware       100% by Posadas
                                                                 de Puerto Rico
                                                                   Associates,
                                                                  Incorporated
--------------------------------------------------------------------------------
Isla Verde Tourism Parking Corp.                Puerto Rico            100%
                                                                   by Williams
                                                                   Hospitality
                                                                    Group Inc.
--------------------------------------------------------------------------------
Posadas de Puerto Rico Associates, Incorporated   Delaware             95%
--------------------------------------------------------------------------------
Posadas Finance Corporation                       Delaware             100%
                                                                  by Posadas de
                                                                   Puerto Rico
                                                                   Associates,
                                                                  Incorporated
--------------------------------------------------------------------------------
WMS El Con Corp.                                  Delaware             100%
--------------------------------------------------------------------------------
Williams Hospitality Group Inc.                   Delaware        62% by Posadas
                                                                  de Puerto Rico
                                                                    Associates,
                                                                   Incorporated
--------------------------------------------------------------------------------
WMS Property Inc.                                 Delaware             100%
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                                              Jurisdiction of          % of
       Name of Partnership Subsidiary           Organization        Ownership
--------------------------------------------------------------------------------
El Conquistador Partnership L.P.                  Delaware             50%
                                                                   by WKA El Con
                                                                    Associates
--------------------------------------------------------------------------------
Las Casitas Development Company I, S en C       Puerto Rico            50%
(S.E.)                                                            by WKA El Con
                                                                    Associates
--------------------------------------------------------------------------------
Posadas de San Juan Associates                    New York             50%
                                                                   by ESJ Hotel
                                                                   Corporation
--------------------------------------------------------------------------------
WKA Development, S.E.                           Puerto Rico            98%
                                                                  by Williams
                                                               Hospitality Group
                                                                    Inc. and
                                                                       2%
                                                                 by WKA El Con
                                                                   Associates
--------------------------------------------------------------------------------
WKA El Con Associates                             New York            46.54%
                                                                   by WMS El Con
                                                                       Corp.
================================================================================



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